Reg. No. 333-____
         811-5514

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           VISION GROUP OF FUNDS, INC.

               (Exact Name of Registrant as Specified in Charter)

                                 (412) 288-1900

                        (Area Code and Telephone Number)

                              5800 Corporate Drive

                       Pittsburgh, Pennsylvania 15237-7010

                    (Address of Principal Executive Offices)

                           VICTOR R. SICLARI, ESQUIRE

                            Federated Investors Tower

                               1001 Liberty Avenue

                       Pittsburgh, Pennsylvania 15222-3779

                     (Name and Address of Agent for Service)

                                   Copies to:

C. Todd Gibson, Esquire               Matthew G. Maloney, Esquire
Federated Investors, Inc.             Dickstein Shapiro Morin & Oshinsky LLP
Federated Investors Tower             2101 L Street, NW
1001 Liberty Avenue                   Washington, DC  20037

Pittsburgh, PA 15222-3779

     Title of Securities Being Registered: shares of common stock of Vision Mid Cap Stock Fund, a portfolio of Vision Group of Funds, Inc.

It is proposed that this filing will become effective thirty (30) days after filing pursuant to Rule 488(a) under the Securities Act of 1933, as amended.

No filing fee is required under the Securities Act of 1933, as amended, because an indefinite number of shares of beneficial interest have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

1022587 v5; LX1705!.DOC

                           VISION GROUP OF FUNDS, INC.

                              5800 CORPORATE DRIVE

                       PITTSBURGH, PENNSYLVANIA 15237-7010

                               September 10, 1999

Dear Shareholder:

           The Board of Directors and management of the Vision Group of Funds, Inc. ("Vision Funds") are pleased to submit for your vote a proposal to transfer all of the assets of the Vision Growth & Income Fund and Vision Capital Appreciation Fund (the "Acquired Funds") to Vision Mid Cap Stock Fund (the "Acquiring Fund"), a newly-organized portfolio of Vision Funds. Manufacturers and Traders Trust Company ("M&T Bank") is the investment adviser to the Acquired Funds and the Acquiring Fund. The Acquiring Fund has an investment objective similar to that of each Acquired Fund in that it seeks to provide total return. The Acquiring Fund pursues this investment objective by investing primarily in a diversified portfolio of mid-cap stocks. As part of the transaction, holders of shares in each Acquired Fund would receive Class A Shares of the Acquiring Fund equal in value to such holder's shares in each respective Acquired Fund and the Acquired Funds would be liquidated.

           The Board of Directors of the Vision Funds, as well as M&T Bank, believe the proposed agreement and plan of reorganization is in the best interests of the Acquired Funds' shareholders.

           Your vote on the transaction is critical to its success. The transfer will be effected only if approved by a majority of all of each Acquired Fund's outstanding shares on the record date voted in person or represented by proxy. We hope you will participate by casting your vote in person, or by proxy if you are unable to attend the meeting. Please read the enclosed prospectus/proxy statement carefully before you vote.

           THE BOARD OF DIRECTORS BELIEVES THAT THE TRANSACTION IS IN THE BEST INTERESTS OF EACH ACQUIRED FUND AND ITS SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ITS APPROVAL.

           Thank you for your prompt attention and participation.

                                               Sincerely,

                                               Edward C. Gonzales
                                               President

                           VISION GROUP OF FUNDS, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD OCTOBER 14, 1999

           A Special Meeting of the shareholders of Vision Growth & Income Fund and Vision Capital Appreciation Fund (the "Acquired Funds"), each a portfolio of Vision Group of Funds Inc. (the "Vision Funds") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, at 2:00 p.m. (Eastern time), on October 14, 1999 to consider the following proposal:

           To approve or disapprove a proposed Agreement and Plan of Reorganization between the Vision Funds, on behalf of the Acquired Funds, and the Vision Funds, on behalf of its portfolio, Vision Mid Cap Stock Fund (the "Acquiring Fund"), whereby the Acquiring Fund would acquire all of the assets of each Acquired Fund in exchange for Class A Shares of the Acquiring Fund to be distributed pro rata by the Acquired Funds to their shareholders in complete liquidation and termination of each Acquired Fund.

           To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed August 25, 1999, as the record date for determination of shareholders entitled to vote at the meeting.

                                           By Order of the Board of Directors,

                                               Victor R. Siclari
                                               Secretary

September 10, 1999

     YOU CAN HELP THE VISION FUNDS AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.




                           PROSPECTUS/PROXY STATEMENT

                               SEPTEMBER __, 1999

                          Acquisition of the Assets of

                           VISION GROWTH & INCOME FUND

                                       and

                        VISION CAPITAL APPRECIATION FUND

                                  portfolios of

                           VISION GROUP OF FUNDS, INC.

                              5800 Corporate Drive

                       Pittsburgh, Pennsylvania 15237-7010

                        Telephone Number: 1-800-836-2211

                    By and in exchange for Class A Shares of

                           VISION MID CAP STOCK FUND,

                                 a portfolio of

                           VISION GROUP OF FUNDS, INC.

                              5800 Corporate Drive

                       Pittsburgh, Pennsylvania 15237-7010

                        Telephone Number: 1-800-836-2211

           This Prospectus/Proxy Statement describes the proposed Agreement and Plan of Reorganization (the "Reorganization Agreement") whereby Vision Mid Cap Stock Fund (the "Acquiring Fund"), a newly-organized portfolio of Vision Group of Funds, Inc., a Maryland corporation (the "Vision Funds"), would acquire all of the assets of Vision Growth & Income Fund (the "Growth & Income Fund") and Vision Capital Appreciation Fund (the "Capital Appreciation Fund"), both portfolios of Vision Funds (the Growth & Income Fund and the Capital Appreciation Fund being hereinafter collectively referred to as the "Acquired Funds"), in exchange for the Acquiring Fund's Class A Shares to be distributed PRO RATA by each Acquired Fund to the holders of its shares, in complete liquidation of the Acquired Funds. As a result of the Plan, each shareholder of each Acquired Fund will become the owner of the Acquiring Fund's Class A Shares having a total net asset value equal to the total net asset value of his or her holdings in the Acquired Funds. Each of the Acquired Funds and the Acquiring Fund are sometimes hereinafter referred to individually as a "Fund" and collectively as the "Funds."

           THE BOARD OF DIRECTORS OF THE VISION FUNDS UNANIMOUSLY RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.

           Each Fund is a diversified portfolio of securities of the Vision Funds, an open-end management investment company. The Acquiring Fund's investment objective is to provide total return. It pursues this investment objective by investing primarily in a diversified portfolio of mid-cap stocks. The Acquired Funds have similar objectives in that the Growth & Income Fund seeks long-term growth of capital and income and the Capital Appreciation Fund seeks to produce long-term capital appreciation. For a comparison of the investment policies of the Acquiring Fund and the Acquired Funds, see "Summary - Investment Objectives, Policies and Limitations."

           This Prospectus/Proxy Statement should be retained for future reference. It contains information about the Acquiring Fund that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus of the Acquiring Fund dated July 15, 1999, which is incorporated herein by reference. Statements of Additional Information for the Acquiring Fund dated July 15, 1999 (relating to the Acquiring Fund's Prospectus of the same date) and September __, 1999 (relating to this Prospectus/Proxy Statement), all containing additional information, have been filed with the Securities and Exchange Commission and are incorporated herein by reference. Copies of the Statements of Additional Information may be obtained without charge by writing or calling the Acquiring Fund at the address and telephone number shown above.

THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1022587 v5; LX1705!.DOC

                                        i

                                TABLE OF CONTENTS

                                                                          GE NO.

SUMMARY OF EXPENSES....................................................... 1

SUMMARY................................................................... 3
    About the Proposed Reorganization..................................... 3
    Investment Objectives, Policies and Limitations....................... 4
    Advisory and Other Fees............................................... 6
    Distribution Arrangements............................................. 7
    Purchase, Exchange and Redemption Procedures.......................... 8
    Dividends............................................................. 10
    Tax Consequences...................................................... 10

RISK FACTORS.............................................................. 11

INFORMATION ABOUT THE REORGANIZATION...................................... 11
    Background and Reasons for the Proposed Reorganization................ 11
    Description of the Plan of Reorganization............................. 12
    Description of Acquiring Fund Shares.................................. 14
    Federal Income Tax Consequences....................................... 14
    Comparative Information on Shareholder Rights and Obligations......... 16
    Capitalization........................................................ 18

INFORMATION ABOUT VISION FUNDS, THE ACQUIRING FUND AND

    THE ACQUIRED FUNDS.................................................... 18
    Vision Mid Cap Stock Fund, a portfolio of Vision Funds................ 18
    Vision Growth & Income Fund and Vision Capital Appreciation Fund,      20
        portfolios of Vision Funds........................................

VOTING INFORMATION........................................................ 20
    Outstanding Shares and Voting Requirements............................ 21
    Dissenter's Right of Appraisal........................................ 22

OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY................
                                                                           23

AGREEMENT AND PLAN OF REORGANIZATION -- EXHIBIT A.........................A-1

1022587 v5; LX1705!.DOC

                                       22

1022587 v5; LX1705!.DOC

                               SUMMARY OF EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Funds.

                                                       GROWTH &        CAPITAL
                                         ACQUIRING      INCOME       APPRECIATION    PRO FORMA

                                          FUND(1)        FUND           FUND        COMBINED(1)

                                         ----------    ----------    ------------   ------------
SHAREHOLDER FEES
FEES PAID DIRECTLY FROM YOUR
   INVESTMENT

Maximum Sales Charge (Load) Imposed        5.50%         5.50%          5.50%          5.50%
   on Purchases (as a percentage of
   offering price)................

Maximum Deferred Sales Charge              None          None           None           None
   (Load) (as a percentage of
   original purchase price or
   redemption proceeds, as
   applicable)....................

Maximum Sales Charge (Load) Imposed        None          None           None           None
   on Reinvested Dividends (as a

   percentage of offering price)..

Redemption Fee (as a percentage of         None          None           None           None
   amount redeemed, if applicable)

Exchange Fee......................         None          None           None           None

ANNUAL OPERATING EXPENSES (BEFORE

WAIVERS) (2)

EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS (AS A PERCENTAGE OF

AVERAGE NET ASSETS)

Management Fee....................         0.85%         0.70%          0.85%          0.85%
Distribution (12b-1) Fees (3).....         0.25%         0.25%          0.25%          0.25%
Shareholder Services Fee..........         0.25%         0.25%          0.25%          0.25%
Other Expenses....................         0.36%         0.38%(4)       0.40%          0.36%
                                           -----         --------       -----          -----
      Total Annual Operating               1.71%         1.58%          1.75%          1.71%
   Expenses.......................
------------------------

(1) The Acquiring Fund is a newly organized portfolio which has not conducted any business except that incident to its organization. The fees and expenses shown for the Class A Shares of the Acquiring Fund and Pro Forma Combined are estimated fees and expenses expected to be incurred for the fiscal year ending April 30, 2000.

(2) Although not contractually obligated to do so, the distributor waived certain amounts during the year ended April 30, 1999 for the Growth & Income Fund and Capital Appreciation Fund. These are shown below along with the net expenses the Growth & Income Fund and Capital Appreciation Fund ACTUALLY PAID for the year ended April 30, 1999. In addition, although not contractually obligated to do so, the distributor of the Acquiring Fund expects to waive certain amounts through the fiscal year ending April 30, 2000. These are shown below along with the net expenses the Class A Shares of the Acquiring Fund and Pro Forma Combined EXPECTS TO ACTUALLY PAY through the fiscal year ending April 30, 2000.


                                          Acquiring    Growth &        Capital       Pro
                                            Fund       Income         Appreciation   Forma

                                                          Fund           Fund        Combined
                                          ---------    -----------    -----------    ----------
    Total Waivers of Fund Expenses.         0.25%        0.25%           0.25%          0.25%
    Total Actual Annual Fund                1.46%        1.33%           1.50%          1.46%
       Operating Expenses (after
       waivers)....................

(3) For the fiscal year ended April 30, 1999, the Acquired Funds did not pay or accrue the Distribution (12b-1) fee. The Acquiring Fund does not expect to pay or accrue the Distribution (12b-1) fee of 0.25% through the fiscal year ending April 30, 2000. If the Funds were paying or accruing Distribution (12b-1) fees, each Fund may pay a fee to the distributor up to 0.25% of the average daily net assets of such Fund's Class A Shares.

(4) Other expenses for the Growth & Income Fund are based on estimated amounts for the fiscal year ending April 30, 2000. Other expenses for the Growth & Income Fund were 0.25% for the fiscal year ended April 30, 1999.

     The purpose of the above table is to assist an investor in understanding the various costs and expenses that a shareholder of Class A Shares of each of the Acquiring Fund, the Growth & Income Fund, the Capital Appreciation Fund and the Pro Forma Combined Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Summary - Advisory and Other Fees" and "Summary - Distribution Arrangements."

EXAMPLE

           The following Example is intended to help you compare the cost of investing in Class A Shares of the Acquired Funds with the cost of investing in the Acquiring Fund's Class A Shares.

The  Example  assumes  that you invest  $10,000 in each   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                          ------   -------   -------   --------
respective  Fund for the  time  periods  indicated  and
then  redeem  all of your  shares  at the end of  those
periods.  The Example  assumes that your investment has
a 5% return each year and that each  Acquired  Fund and
the   Acquiring   Fund  and  the  Pro  Forma   Combined
operating  expenses  are BEFORE  WAIVERS as shown above
in  the  Table  and  remain  the  same.  Although  your
actual  costs may be  higher  or lower,  based on these
assumptions your costs would be:......................

Growth & Income Fund..................................    $ 702     $1,021    $1,363    $2,325
Capital Appreciation Fund.............................    $ 718     $1,071    $1,447    $2,499
Acquiring Fund and Pro Forma Combined.................    $ 714    $ 1,059    $1,427    $2,458

                                     SUMMARY

           This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus of the Acquiring Fund dated July 15, 1999, Statements of Additional Information of the Acquiring Fund dated July 15, 1999 (relating to the Acquiring Fund's Prospectus of the same date) and September _, 1999 (relating to this Prospectus/Proxy Statement), the Prospectus of the Acquired Funds dated August 22, 1999, the Statement of Additional Information of the Acquired Funds dated August 22, 1999, and the Reorganization Agreement. A copy of the Reorganization Agreement is attached to this Prospectus/Proxy Statement as EXHIBIT A. The Prospectus of the Acquiring Fund accompanies this Prospectus/Proxy Statement.

ABOUT THE PROPOSED REORGANIZATION

           The Board of Directors of the Vision Funds has voted to recommend to holders of shares of each Acquired Fund the approval of the Reorganization Agreement whereby the Acquiring Fund, a portfolio of the Vision Funds, would acquire all of the assets of the Acquired Funds, subject to the liabilities of the Acquired Funds, in exchange for the Acquiring Fund's Class A Shares to be distributed PRO RATA by each Acquired Fund to its shareholders in complete liquidation and dissolution of the Acquired Funds (the "Reorganization"). As a result of the Reorganization, each shareholder of each Acquired Fund will become the owner of the Acquiring Fund's Class A Shares having a total net asset value equal to the total net asset value of his or her holdings in the Acquired Funds on the date of the Reorganization (I.E., the Closing Date (as hereinafter defined)).

           As a condition to the Reorganization, the Acquiring Fund and the Acquired Funds will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), so that no gain or loss will be recognized by any of the Acquiring Fund or the Acquired Funds or the shareholders of the Acquired Funds. The tax basis of the Acquiring Fund's Class A Shares received by shareholders of the Acquired Funds will be the same as the tax basis of their shares in the Acquired Funds. After the acquisition is completed, the Acquired Funds will be dissolved.

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

           The investment objective of the Acquiring Fund is to provide total return. The Acquiring Fund will pursue its investment objective by investing primarily in a diversified portfolio of mid-cap stocks. These stocks will be of comparable size to those that comprise the S&P Mid Cap 400 Index. The sub-adviser to the Acquiring Fund will select stocks based upon both their relative value and potential for growth. In normal market conditions, the Acquiring Fund will be almost entirely invested in stocks, and will invest at least 65% of its portfolio in mid-cap stocks. The Acquiring Fund's total return will result mostly from capital appreciation rather than income.

           The investment objective of the Growth & Income Fund is similar to the investment objective of the Acquiring Fund in that it seeks long-term growth of capital and income. The Growth & Income Fund pursues its investment objective by investing in a diversified portfolio consisting primarily of equity securities (E.G., common stock, convertible securities), although it may also purchase debt securities (E.G., bonds, notes) when consistent with its investment objective. The adviser to the Growth & Income Fund selects equity securities to achieve growth and will select fixed-income, convertible securities and other interest-paying debt securities to obtain income. In selecting securities, the Growth & Income Fund invests at least 65% of its total assets in mid-size (mid-cap) companies that it considers to be "undervalued."

           The investment objective of the Capital Appreciation Fund is also similar to the Acquiring Fund in that it seeks to produce long-term capital appreciation. The Capital Appreciation Fund pursues its investment objective by investing in a diversified portfolio comprised primarily of common stocks or other securities that have some of the characteristics of common stocks, such as convertible preferred stocks, convertible bonds and warrants. Under normal market conditions, the Capital Appreciation Fund intends to have at least 75% of its total assets invested in securities which its adviser believes offer opportunity for capital appreciation. At least 65% of the Capital Appreciation Fund's total assets are invested in mid-capitalization securities that are regarded as having growth opportunities.

           The Acquiring Fund's investment focus will be on stocks with both value and growth characteristics. Currently, the Growth & Income Fund focuses on value-oriented stocks, while the Capital Appreciation Fund focuses on growth-oriented stocks. In addition, the Acquiring Fund will invest in companies similar in size to those that comprise the S&P Mid Cap 400 Index (as of June 30, 1999, the index's range was $240 million to $21.6 billion). The Growth & Income Fund and Capital Appreciation Fund define "mid cap" as those companies with market capitalizations between $1 billion and $10 billion.

           The Acquiring Fund and the Acquired Funds are subject to certain investment limitations. The investment limitations of the Growth & Income Fund are identical to the investment limitations of the Capital Appreciation Fund. The investment limitations of the Acquiring Fund are similar, but not identical to, the Acquired Funds' existing investment limitations. Some of the Acquired Funds' fundamental limitations reflect past regulatory, business or industry conditions, practices or requirements that are no longer in effect, whereas the Acquiring Fund's fundamental limitations have been modernized to take into account changes in the regulatory, business or industry conditions, practices or requirements. The Acquiring Fund has slightly increased investment flexibility which will allow the Acquiring Fund to respond to future investment opportunities. Despite this increased investment flexibility, however, it is not anticipated that the investment limitations of the Acquiring Fund, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in either Acquired Fund.

           In addition to the policies and limitations set forth above, the Acquiring Fund and the Acquired Funds are subject to certain additional investment policies and limitations, described in the Acquiring Fund's Statement of Additional Information dated July 15, 1999, and the Acquired Funds' Statement of Additional Information dated August 22, 1999. Reference is hereby made to the Acquiring Fund's Prospectus (which accompanies this Prospectus/Proxy) and Statement of Additional Information, each dated July 15, 1999, and to the Acquired Funds' Prospectus and Statement of Additional Information, each dated August 22, 1999, which set forth in full the investment objective, policies and investment limitations of each of the Acquiring Fund and the Acquired Funds.

ADVISORY AND OTHER FEES

           Manufacturers and Traders Trust Company ("M&T Bank") is the investment adviser for each Acquired Fund. The Acquiring Fund has engaged M&T Bank as its investment adviser, but the daily management is delegated to a sub-adviser, Independence Investment Associates, Inc. ("IIA"). IIA is a registered investment adviser founded in 1982 and a subsidiary of John Hancock Mutual Life Insurance Company. IIA is a sub-adviser for over $12.0 billion in 13 mutual funds and 7 commingled accounts. The annual advisory fees for the Growth & Income Fund, the Capital Appreciation Fund and the Acquiring Fund are 0.70%, 0.85% and 0.85%, respectively, of such Fund's average daily net assets. M&T Bank may voluntarily choose to waive a portion of its advisory fee or reimburse other expenses of the Fund. This voluntary waiver or reimbursement may be terminated by M&T Bank at any time in its sole discretion. For its services, IIA receives an allocable portion of the advisory fee M&T Bank receives from the Acquiring Fund. IIA is paid by M&T Bank out of the advisory fee it receives, and not by the Acquiring Fund.

           Federated Administrative Services ("FAS") provides certain administrative personnel and services necessary to operate the Funds. Federated Services Company ("FSC") and its affiliate, Federated Shareholder Services Company ("FSSC"), a registered transfer agent, provide the Funds with certain financial, administrative, transfer agency and fund accounting services. FAS, FSC and FSSC are indirect wholly owned subsidiaries of Federated Investors, Inc. These services are provided for an aggregate annual fee as specified below:

    MAXIMUM FEE             AGGREGATE DAILY NET ASSETS OF VISION FUNDS

---------------------    -------------------------------------------------

      0.140%                        on the first $1.4 billion
      0.100%                         on the next $750 million
      0.07%                    on assets in excess of $2.15 billion
           The Funds have entered into a Shareholder Services Plan, which is administered by FAS. Under the Plan, M&T Bank acts as a shareholder servicing agent for the Funds. The Funds may pay the shareholder servicing agent a fee based on the average daily net asset value of Class A Shares for which it provides shareholder services, such as providing shareholder assistance, communicating or facilitating purchases and redemptions of shares, and distributing prospectuses and other information. This fee will be equal to a maximum annual rate of 0.25% of each Fund's average daily net assets on Class A Shares for which the shareholder servicing agent provides services.

           Due to the waiver of the Distribution (12b-1) fees, the total annual operating expenses for shares of the Growth & Income Fund and the Capital Appreciation Fund were 1.33% and 1.50%, respectively, of average daily net assets (after waivers) for the fiscal year ended April 30, 1999. Without such waivers, the expense ratio of the Growth & Income Fund and the Capital Appreciation Fund would have been 1.58% and 1.75%, respectively, or higher by 0.25% of average daily net assets. The total annual operating expenses for the Acquiring Fund for the fiscal year ending April 30, 2000 are not presently determinable, but are expected to be 1.46% after waivers. Without such waivers, the expense ratio of the Acquiring Fund is expected to be 1.71% of average daily net assets for the fiscal year ending April 30, 2000, or approximately 0.25% higher.

DISTRIBUTION ARRANGEMENTS

           THE DISTRIBUTION ARRANGEMENTS OF THE FUNDS ARE IDENTICAL.

           Federated Securities Corp. is the principal distributor for shares of both the Acquiring Fund and the Acquired Funds. Class A Shares of the Acquiring Fund and Class A Shares of the Acquired Funds are sold at net asset value, next determined after an order is received, plus a maximum sales charge of 5.50%. Certain investors and transactions may be subject to reduced or waived sales charges. No sales charge will be imposed in connection with the issuance of Acquiring Fund shares to the shareholders of the Acquired Funds as a result of the Reorganization. The Funds have adopted a Rule 12b-1 Distribution Plan (the "Distribution Plan") pursuant to which each Fund may pay a fee to the distributor in an amount computed at a maximum annual rate of 0.25 of 1% of the average daily net assets of the Class A Shares to finance any activity which is principally intended to result in the sale of Class A Shares subject to the Distribution Plan. The Funds have not paid and have no present intention of paying or accruing 12b-1 fees on Class A Shares under the Distribution Plan.

           Federated Securities Corp., from its own assets, may pay investment professionals supplemental fees as financial assistance for providing distribution and administrative services with respect to the Funds. Such assistance will be based upon shares owned by such investment professionals' clients or customers. If Federated Securities Corp. pays any fees for these services, the fees will be reimbursed by M&T Bank and not the Funds.

           For sales of Class A Shares of the Funds, a broker/dealer will normally receive up to 90% of the applicable sales charge. Any portion of the sales charge which is not paid to a broker/dealer will be retained by the distributor. However, the distributor will, periodically, uniformly offer to pay to broker/dealers additional amounts in the form of cash, items of material value or promotional incentives. For a complete description of sales charges and exemptions from such charges, reference is hereby made to the accompanying Prospectus of the Acquiring Fund dated July 15, 1999, and the Prospectus of the Acquired Funds dated August 22, 1999.

PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

           THE PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES OF THE FUNDS ARE IDENTICAL.

           The transfer agent and dividend disbursing agent for each Fund is Federated Shareholder Services Company. Procedures for the purchase, exchange and redemption of the Acquiring Fund's Class A Shares are identical to procedures applicable to the purchase, exchange and redemption of Class A Shares of the Acquired Funds. Reference is made to the accompanying Prospectus of the Acquiring Fund dated July 15, 1999, and the Prospectus of the Acquired Funds dated August 22, 1999, for a complete description of the purchase, exchange and redemption procedures applicable to the shares of the Acquiring Fund and Acquired Funds.

           Purchases of shares of the Funds may be made through M&T Bank, M&T Securities, Inc. or through authorized broker/dealers. The minimum initial investment in each Fund is $500, unless the investment is in a retirement plan or an IRA account, in which case, the minimum initial investment is $250. Subsequent investments must be in amounts of at least $25. The Funds reserve the right to reject any purchase request. In connection with the sale of shares of the Funds, Federated Securities Corp. may from time to time offer certain items of nominal value to any shareholder.

           The purchase price of each of the Funds' Class A Shares is based on net asset value, plus a sales charge. No sales charge will be imposed in connection with the issuance of Acquiring Fund shares to the shareholders of the Acquired Funds as a result of the Reorganization. The net asset value per share for each Fund is calculated as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Inc. (the "NYSE") on each day on which the NYSE is open for business, except on most national holidays. Acquiring Fund purchase orders must be received by 4:00 p.m. (Eastern time) in order to be credited that same day. Purchase orders through Automated Clearing House must be received by 3:00 p.m. (Eastern time). For settlement of an order to occur, payment must be received on the next business day following the order. Purchase orders for shares of the Acquired Funds must be received by 4:00 p.m. (Eastern time) in order to be entered at that day's price. Payment is normally required in three business days.

           Holders of Class A Shares of the Funds have exchange privileges with respect to Class A Shares of other portfolios of the Vision Funds. In addition, Class A Shares of the Funds may be exchanged into Class A Shares of Federated International Equity Fund, a fund distributed by Federated Securities Corp. Exchanges are subject to any initial or subsequent investment amounts of the funds into which the exchange is being made. Exchanges are treated as a redemption and new purchase for federal income tax purposes and, accordingly, may have tax consequences for the shareholder. Exchanges are made at net asset value plus the difference between the sales charge already paid and any applicable sales charge on shares to be acquired in the exchange.

           Redemptions of shares of the Funds may be made by telephone or by mailing a written request, or through a Fund's systematic withdrawal program. The Funds redeem Class A Shares at the net asset value per share next determined after the redemption request is received. Proceeds will ordinarily be distributed by check within seven days after receipt of a redemption request.

           Any questions about the foregoing procedures may be directed to, and assistance in effecting purchases, exchanges or redemptions of the Funds' Class A Shares may be obtained from M&T Bank's Mutual Fund Services at 1-800-836-2211.

DIVIDENDS

           The Acquiring Fund and the Growth & Income Fund declare and pay dividends quarterly. The Capital Appreciation Fund declares and pays dividends annually. Capital gains realized by the Funds, if any, will be distributed at least annually. With respect to both the Acquiring Fund and the Acquired Funds, unless a shareholder otherwise instructs, dividends and capital gain distributions will be reinvested automatically in additional shares at net asset value, without a sales charge.

TAX CONSEQUENCES

           As a condition to the Reorganization, the Acquiring Fund and the Acquired Funds will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Code so that no gain or loss will be recognized by any of the Acquiring Fund or the Acquired Funds or the shareholders of the Acquired Funds. The tax basis of the Acquiring Fund shares received by shareholders of the Acquired Funds will be the same as the tax basis of their shares in the Acquired Funds.

                                  RISK FACTORS

           As with other mutual funds, the Acquiring Fund is subject to market risks and credit risks. The value of equity securities in the Acquiring Fund's portfolio will fluctuate and, as a result, the Acquiring Fund's share price may decline suddenly or over a sustained period of time. Since the Acquiring Fund invests primarily in mid-cap stocks, it is susceptible to risks related to company size. Mid-cap companies, as opposed to large companies, tend to have fewer shareholders, less liquidity, more volatility, unproven track records, limited product service base and limited access to capital. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. There are also risks related to investing in growth stocks and value stocks, in which the Acquiring Fund may invest. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks; however, this also means that value stocks may lag behind growth stocks in an appreciating market. Since both Acquired Funds also invest primarily in mid-cap stocks, these risk factors are generally also present in an investment in the Acquired Funds. A full discussion of the risks inherent in investing in the Acquiring Fund and the Acquired Funds is set forth in the Acquiring Fund's Prospectus and Statement of Additional Information, each dated July 15, 1999, and the Acquired Funds' Prospectus and Statement of Additional Information, each dated August 22, 1999.

                      INFORMATION ABOUT THE REORGANIZATION

BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION

           M&T Bank, the Acquired Funds' investment adviser, recently completed a review of the Acquired Funds' performance and growth in assets, as well as its own capabilities and business focus, and concluded that certain operating efficiencies and economies of scale could ultimately be achieved by transferring the assets of the Acquired Funds to the Acquiring Fund and refocusing the Acquiring Fund's investment emphasis to include both "growth" and "value" characteristics. In this regard, it also concluded that engaging IIA as sub-advisor to the Acquiring Fund with responsibilities for day-to-day portfolio management would provide a better allocation of resources and expertise for the management of the Acquiring Fund. As a result, M&T Bank has recommended to the Board of Directors that it would be in the best interests of all of the shareholders of the Acquired Funds that the Acquired Funds' assets be transferred to the Vision Funds, on behalf of the Acquiring Fund, in order to reorganize them as a single portfolio of the Vision Funds.

           The Board of Directors of the Vision Funds, all of whom are independent Directors, determined that participation in the Reorganization is in the best interests of each Fund and that the interests of shareholders of each Fund would not be diluted as a result of its effecting the Reorganization. Based upon the foregoing considerations and the fact that shareholders of the Funds will not suffer any adverse tax consequences as a result of the Reorganization, the Board of Directors of the Vision Funds unanimously approved, and recommends shareholders of each Acquired Fund to approve, the Reorganization.

DESCRIPTION OF THE PLAN OF REORGANIZATION

           The Reorganization Agreement provides that the Acquiring Fund will acquire all of the assets of the Acquired Funds (subject to the liabilities of the Acquired Funds) in exchange for the Acquiring Fund's Class A Shares having an aggregate net asset value equal to the value of the net assets of the Acquired Funds on or about October 15, 1999 (the "Exchange Date"). The value of the assets of the Acquired Funds and the net asset value per share of the Acquiring Fund's Class A Shares shall be computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Exchange Date (the "Valuation Time"). As soon as practicable after the Exchange Date, the Acquired Funds shall distribute all of the Acquiring Fund Class A Shares received by them among the shareholders of the Acquired Funds in proportion to the aggregate value of the shares each such shareholder holds in the Acquired Funds and the Acquired Funds shall be terminated.

           On or before the Valuation Time, each Acquired Fund will declare and pay a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its net investment income and realized net capital gain, if any, for all taxable years ending on or before the Exchange Date.

           The Reorganization is subject to certain conditions, including: approval of the Reorganization Agreement and the transactions and exchange contemplated thereby as described in this Prospectus/Proxy Statement by the shareholders of each Acquired Fund; the receipt of exemptive relief from the Securities and Exchange Commission; the receipt of a legal opinion described in the Reorganization Agreement regarding tax matters; the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Reorganization Agreement and other matters; and the parties' performance, in all material respects, of the agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Reorganization is expected to occur on or after October 15, 1999.

           The Funds are responsible for the payment of all expenses of the Reorganization. Such expenses include, but are not limited to, legal fees, registration fees, transfer taxes (if any), the fees of banks and transfer agents and the costs of preparing, printing, copying and mailing proxy solicitation materials to the shareholders of the Acquired Funds.

           The Reorganization may be terminated at any time prior to its consummation by the Vision Funds if circumstances should develop that, in the opinion of the Board of Directors of the Vision Funds, make proceeding with the Reorganization Agreement inadvisable. The Reorganization Agreement provides further that at any time prior to the consummation of the Reorganization: (i) the parties thereto may amend or modify any of the provisions of the Reorganization Agreement provided that such amendment or modification would not have a material adverse effect upon the benefits intended under the Reorganization Agreement and it would be consistent with the best interests of shareholders of the Acquired Funds and the Acquiring Fund; and (ii) either party may waive any of the conditions set forth in the Reorganization Agreement if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under the Reorganization Agreement to the shareholders of the Acquired Funds or the shareholders of the Acquiring Fund, as the case may be.

DESCRIPTION OF ACQUIRING FUND SHARES

           THE RIGHTS, PRIVILEGES AND RESTRICTIONS OF CLASS A SHARES OF THE ACQUIRING FUND AND THE ACQUIRED FUNDS ARE IDENTICAL, EXCEPT THAT THEY REPRESENT INTERESTS IN DIFFERENT PORTFOLIOS.

           Full and fractional Class A Shares of the Acquiring Fund will be issued in connection with the Reorganization without the imposition of a sales charge or other fee to the shareholders of the Acquired Funds in accordance with the procedures described above. Class A Shares of the Acquiring Fund to be issued to shareholders of the Acquired Funds under the Plan will be fully paid and nonassessable when issued and transferable without restriction and will have no preemptive or conversion rights. Please refer to the accompanying Prospectus of the Acquiring Fund dated July 15, 1999, for additional information about Class A Shares of the Acquiring Fund.

FEDERAL INCOME TAX CONSEQUENCES

           As a condition to the Reorganization, the Vision Funds, on behalf of the Acquiring Fund and the Acquired Funds, will receive an opinion from Dickstein Shapiro Morin & Oshinsky LLP, special counsel to the Vision Funds, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (1) the Reorganization as set forth in the Reorganization Agreement will constitute a tax-free "reorganization" with respect to each Acquired Fund under Section 368(a)(1) of the Code, and the Acquired Funds and the Acquiring Fund each will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Acquiring Fund upon its receipt of the Acquired Funds' assets (subject to the liabilities of the Acquired Funds) in exchange for Acquiring Fund Class A Shares; (3) no gain or loss will be recognized by either Acquired Fund upon the transfer of its assets (subject to the liabilities of the Acquired Funds) to the Acquiring Fund in exchange for Acquiring Fund Class A Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Class A Shares to the shareholders of the Acquired Funds in exchange for their shares of the Acquired Funds; (4) no gain or loss will be recognized by shareholders of the Acquired Funds upon the exchange of their shares for Acquiring Fund Class A Shares; (5) the tax basis of the assets of each Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets to such Acquired Fund immediately prior to the Reorganization; (6) the tax basis of Acquiring Fund Class A Shares received by each shareholder of each Acquired Fund pursuant to the Reorganization will be the same as the tax basis of the shares of the Acquired Funds held by such shareholder immediately prior to the Reorganization; (7) the holding period of the assets of each Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by such Acquired Fund; and (8) the holding period of the Acquiring Fund Class A Shares received by each shareholder of each Acquired Fund pursuant to the Reorganization will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided the Acquired Fund shares were held as capital assets on the date of the Reorganization.

           The Acquired Funds and the Acquiring Fund are not seeking a tax ruling from the Internal Revenue Service ("IRS"), but are acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income taxes.

           The Acquiring Fund does not anticipate that taxable sales involving significant amounts of securities of the combined portfolio will have to be made after the Reorganization to effect a realignment with the investment objectives and strategies of the Acquiring Fund.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS AND OBLIGATIONS

           GENERAL. Each Fund is a diversified portfolio of the Vision Funds, an open-end, management investment company registered under the 1940 Act, which continuously offers to sell shares at their current net asset value. The Vision Funds is organized as a corporation under the laws of the State of Maryland and is governed by its Articles of Incorporation, Bylaws and Board of Directors, in addition to applicable state and federal law. The rights of shareholders of the Acquiring Fund and shareholders of the Acquired Funds are identical. Set forth below is a brief summary of the significant rights of shareholders of the Funds.

            SHARES OF THE ACQUIRING FUND AND THE ACQUIRED FUNDS. The Vision Funds is authorized to issue Twenty Billion (20,000,000,000) shares of beneficial interest (par value one mill ($0.001) per share). The Acquiring Fund, the Growth & Income Fund and the Capital Appreciation Fund are each separate series of the Vision Funds. The Board of Directors has established two classes of shares of the Acquiring Fund, known as Class A Shares and Class B Shares. The Board of Directors has established one class of shares of each of the Acquired Funds, known as Class A Shares. Issued and outstanding shares of the Acquiring Fund and the Acquired Funds are fully paid and nonassessable, and freely transferable.

           VOTING RIGHTS. The Vision Funds is not required to hold annual meetings of shareholders, except as required under the 1940 Act. Shareholder approval is necessary only for certain changes in operations or the election of Directors under certain circumstances. The Vision Funds requires that a special meeting of shareholders be called for any permissible purpose upon the written request of the holders of at least 25% of the outstanding shares of the series or class of the Vision Funds entitled to vote. All shares of each portfolio or class of the Vision Funds have equal voting rights except that in matters affecting only a particular portfolio or class, only shares of that portfolio or class are entitled to vote.

            DIRECTORS. The Bylaws of the Vision Funds provide that each Director holds office from the time of his or her election until the next annual meeting of shareholders or special meeting at which Directors are elected and until his or her successor has been duly chosen and qualified, until he or she shall have resigned, or until he or she shall have been removed. The Board of Directors of the Vision Funds shall call a meeting of shareholders for the purpose of voting upon the question of removal of any Director or Directors when requested in writing to do so by the record holders of at least 10% of the outstanding shares. A Director of the Vision Funds may be removed, with or without cause, by the affirmative vote of a majority of the votes entitled to be cast for the election of Directors, and such shareholders may elect a qualified person as Director to replace the Director so removed. In case of any vacancy on the Board of Directors, a majority of the remaining Directors may elect a successor to hold office until the next annual meeting of the shareholders or special meeting at which Directors are elected and until his or her successor shall have been duly elected and qualified. A meeting of shareholders will be required for the purpose of electing additional Directors whenever fewer than a majority of the Directors then in office were elected by shareholders.

            LIABILITY OF DIRECTORS AND OFFICERS. The Articles of Incorporation of the Vision Funds contain provisions eliminating liability of its Directors and officers to the Vision Funds or its shareholders to the fullest extent permitted by Maryland law. However, the Vision Funds provide that no Director or officer shall be indemnified against any liability to the Vision Funds or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

           TERMINATION. In the event of the termination of the Vision Funds or any portfolio or class of the Vision Funds, the shareholders of the respective portfolio or class are entitled to receive, when and as declared by its Directors, the excess of the assets belonging to the respective portfolio or class over the liabilities belonging to the respective portfolio or class. In either case, the assets belonging to the portfolio or class will be distributed among the shareholders in proportion to the number of shares of the respective portfolio or class held by them.

CAPITALIZATION

           The Acquiring Fund is a newly-organized portfolio which, as of the date of this Prospectus/Proxy Statement, has not conducted any business (other than matters incident to its organization) and has no shareholders. Accordingly, the capitalization of the Acquiring Fund immediately following the Reorganization is expected to be identical to the combined capitalization of the Acquired Funds immediately prior to the Reorganization. The following table sets forth the unaudited capitalization of the Class A Shares of the Acquiring Fund and the Acquired Funds as of August 25, 1999 and on a pro forma combined basis as of that date:

                             ACQUIRING FUND     GROWTH &           CAPITAL          PRO FORMA
                                               INCOME FUND    APPRECIATION FUND     COMBINED

                            ----------------- --------------  ------------------  --------------
Net Assets..............           --          $_________        $_________        $_________
Net Asset Value Per Share          --          $_________        $_________        $_________
Offering Price Per Share           --          $_________        $_________        $_________
Shares Outstanding......           --          $_________        $_________        $_________

               INFORMATION ABOUT VISION FUNDS, THE ACQUIRING FUND

                             AND THE ACQUIRED FUNDS

VISION MID CAP STOCK FUND, A PORTFOLIO OF VISION GROUP OF FUNDS, INC.

           Information about the Vision Funds and the Acquiring Fund is contained in the Acquiring Fund's current Prospectus dated July 15, 1999, a copy of which is included herewith and incorporated herein by reference. Additional information about the Acquiring Fund is included in the Acquiring Fund's Statement of Additional Information dated July 15, 1999, and the Statement of Additional Information dated September __, 1999 (relating to this Prospectus/Proxy Statement), each of which is incorporated herein by reference. Copies of the Statements of Additional Information, which have been filed with the Securities and Exchange Commission (the "SEC"), may be obtained upon request and without charge by contacting the Acquiring Fund at 1-800-836-2211, or by writing the Acquiring Fund at 5800 Corporate Drive, Pittsburgh, PA 15237-7010. The Vision Funds is subject to the informational requirements of the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy and information statements, charter documents and other information filed by the Vision Funds or the Acquiring Fund can be obtained by calling or writing the Acquiring Fund and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, D.C. located at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 and at certain of its regional offices located at Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, IL 60661 and 13th Floor, Seven World Trade Center, New York, NY 10048. Copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates or from the SEC's Internet site at http://www.sec.gov.

           This Prospectus/Proxy Statement, which constitutes part of a Registration Statement filed by the Vision Funds with the SEC under the 1933 Act, omits certain of the information contained in the Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits thereto for further information with respect to the Vision Funds and the Acquiring Fund and the shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

VISION GROWTH & INCOME FUND AND VISION CAPITAL APPRECIATION FUND, PORTFOLIOS OF VISION GROUP OF FUNDS, INC.

           Information about the Vision Funds and the Acquired Funds is contained in the Acquired Funds' current Prospectus dated August 22, 1999, their Annual Report to Shareholders dated April 30, 1999, their Statement of Additional Information dated August 22, 1999, and the Statement of Additional Information dated September __, 1999 (relating to this Prospectus/Proxy Statement), each of which is incorporated herein by reference. Copies of such Prospectus, Annual Report and Statements of Additional Information, which have been filed with the SEC, may be obtained upon request and without charge from the Acquired Funds by calling 1-800-836-2211, or by writing to the Acquired Fund at 5800 Corporate Drive, Pittsburgh, PA 15237-7010. The Vision Funds is subject to the informational requirements of the 1933 Act, the 1934 Act and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy and information statements, charter documents and other information filed by Vision Funds or its portfolios, the Acquired Funds, can be obtained by calling or writing the Acquired Fund and can also be inspected at the public reference facilities maintained by the SEC or obtained at prescribed rates at the addresses listed in the previous section or from the SEC's Internet site at http://www.sec.gov.

                               VOTING INFORMATION

           This Prospectus/Proxy Statement is furnished in connection with the solicitation by the Board of Directors of the Vision Funds of proxies for use at the Special Meeting of Shareholders of the Growth & Income Fund and the Capital Appreciation Fund (the "Special Meeting") to be held at 2:00 p.m. on October 14, 1999 at: 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, and at any adjournments thereof. The proxy confers discretionary authority on the persons designated therein to vote on other business not currently contemplated which may properly come before the Special Meeting. A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon; if no instructions are given, such proxy will be voted in favor of the Reorganization Agreement. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Acquired Funds an instrument revoking the proxy, by submitting a proxy bearing a later date or by attending and voting at the Special Meeting.

           The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Funds. In addition to solicitations through the mails, proxies may be solicited by officers, employees and agents of the Acquired Funds, M&T Bank and their respective affiliates. Such solicitations may be by telephone, telegraph or personal contact. The Funds will reimburse custodians, nominees and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

           The Board of Directors of the Acquired Funds has fixed the close of business on August 25, 1999, as the record date for the determination of shareholders of the Acquired Funds entitled to notice of and to vote at the Special Meeting and any adjournments thereof. As of the record date, there were _______ shares and _______ shares of the Growth & Income Fund and Capital Appreciation Fund, respectively, outstanding. Each share of each Acquired Fund is entitled to one vote and fractional shares have proportionate voting rights. On the record date, the Directors and officers of the Acquired Funds as a group owned less than 1% of the outstanding shares of each Acquired Fund. To the best knowledge of M&T Bank, as of the record date, no person, except as set forth in the table below, owned beneficially or of record 5% or more of each Acquired Fund's outstanding shares.

           NAME AND ADDRESS       GROWTH & INCOME FUND             PERCENT OF
                                      SHARES OWNED          OUTSTANDING SHARES

                               OF RECORD AND BENEFICIALLY

-----------------------------  ----------------------------   ----------------

M&T Bank                                                               __.__%
Buffalo, New York

           NAME AND ADDRESS       CAPITAL APPRECIATION             PERCENT OF
                                      SHARES OWNED          OUTSTANDING SHARES

                               OF RECORD AND BENEFICIALLY

-----------------------------  ----------------------------   ----------------

M&T Bank                                                            __.__%
Buffalo, New York

           As of the record date, there were no Class A Shares of the Acquiring Fund outstanding.

           Approval of the Plan requires the affirmative vote of a majority of the outstanding shares of each Acquired Fund. If the Plan is not approved by both Acquired Funds, the Reorganization will not be consummated. The votes of shareholders of the Acquiring Fund are not being solicited since their approval is not required in order to effect the Reorganization.

           A majority of the issued and outstanding shares of the Acquired Fund, represented in person or by proxy, will be required to constitute a quorum at the Special Meeting for the purpose of voting on the proposed Reorganization. For purposes of determining the presence of a quorum, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the 1940 Act, however, which governs this transaction, matters subject to the requirements of the 1940 Act, including the Reorganization, are determined on the basis of a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and "broker non-votes" as if they were votes against the Reorganization.

DISSENTER'S RIGHT OF APPRAISAL

           Shareholders of the Acquired Funds objecting to the Reorganization have no appraisal rights under the Vision Funds' Articles of Incorporation or Maryland law. Under the Plan, if approved by the shareholders of the Acquired Funds, each shareholder will become the owner of Class A Shares of the Acquiring Fund having a total net asset value equal to the total net asset value of his or her holdings in the Acquired Funds at the Closing Date.

           OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY

           Management of the Acquired Funds knows of no other matters that may properly be, or which are likely to be, brought before the Special Meeting. However, if any other business shall properly come before the Special Meeting, the persons named in the proxy intend to vote thereon in accordance with their best judgment.

           If at the time any session of the Special Meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment.

           Whether or not shareholders expect to attend the Special Meeting, all shareholders are urged to sign, fill in and return the enclosed proxy form promptly.

1022587 v5; LX1705!.DOC

                                      A-33

                                    EXHIBIT A

1022587 v5; LX1705!.DOC

                                       A-1

                      AGREEMENT AND PLAN OF REORGANIZATION

           AGREEMENT AND PLAN OF REORGANIZATION dated as of June 21, 1999 (the "Agreement") between Vision Group of Funds, Inc., a Maryland corporation ("Vision"), on behalf of its portfolio Vision Mid Cap Stock Fund (the "Acquiring Fund"), with its principal place of business at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010 and Vision, on behalf of its portfolios Vision Growth & Income Fund (the "Growth & Income Fund") and Vision Capital Appreciation Fund (the "Capital Appreciation Fund") (the Growth & Income Fund and Capital Appreciation Fund being hereinafter collectively referred to as the "Acquired Funds").

           WHEREAS, the Board of Directors of Vision has determined that it is in the best interests of the shareholders of the Acquired Funds, that the assets of the Acquired Funds be acquired by the Acquiring Fund, a newly organized portfolio of Vision pursuant to this Agreement; and

           WHEREAS, the parties desire to enter into a plan of exchange which would constitute a reorganization with respect to each Acquired Fund within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"):

           NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

           1.     PLAN OF EXCHANGE.

                  (a) Subject to the terms and conditions set forth herein, the Acquired Funds shall each assign, transfer and convey their respective assets, including all securities and cash held by the Acquired Funds (subject to the liabilities of the Acquired Funds) to the Acquiring Fund, and the Acquiring Fund shall acquire all of the assets of the Acquired Funds (subject to the liabilities of the Fund) in exchange for full and fractional Class A Shares of the Acquiring Fund (the "Acquiring Fund Shares"), to be issued by Vision, having an aggregate net asset value equal to the value of the net assets of the Acquired Funds. The value of the assets of the Acquired Funds and the net asset value per share of the Acquiring Fund Shares shall be computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Exchange Date (such time and date being hereinafter called the "Valuation Time") in accordance with the procedures for determining the value of the Acquiring Fund's assets set forth in the Acquiring Fund's organizational documents and the then-current prospectus and statement of additional information for the Acquiring Fund that forms a part of the Acquiring Fund's Registration Statement on Form N-1A (the "Registration Statement"). In lieu of delivering certificates for the Acquiring Fund Shares, Vision shall credit the Acquiring Fund Shares to the Acquired Funds' account on the share record books of Vision and shall deliver a confirmation thereof to the Acquired Funds. The Acquired Funds shall then deliver written instructions to Vision's transfer agent to establish accounts for the shareholders on the share record books relating to the Acquiring Fund.

                  (b) Delivery of the assets of the Acquired Funds to be transferred shall be made on the Exchange Date (as defined herein). Assets transferred shall be delivered to the account of the Acquiring Fund at State Street Bank and Trust Company, Vision's custodian (the "Custodian"), with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

                  (c) The Acquired Funds will pay or cause to be paid to the Acquiring Fund any interest received on or after the Exchange Date with respect to assets transferred from the Acquired Funds to the Acquiring Fund hereunder and any distributions, rights or other assets received by the Acquired Funds after the Exchange Date as distributions on or with respect to the securities transferred from the Acquired Funds to the Acquiring Fund hereunder. All such assets shall be deemed included in assets transferred to the Acquiring Fund on the Exchange Date and shall not be separately valued.

                  (d) The Exchange Date shall be October 15, 1999, or such earlier or later date as may be mutually agreed upon by the parties.

                  (e) As soon as practicable after the Exchange Date, the Acquired Funds shall distribute all of the Acquiring Fund Shares received by them among the shareholders of the Acquired Funds in proportion to the aggregate value of the shares each such shareholder holds in the Acquired Funds and shall take all other steps necessary to effect their termination. After the Exchange Date, the Acquired Funds shall not conduct any business except in connection with their termination.

           2. VISION'S REPRESENTATIONS AND WARRANTIES ON BEHALF OF THE ACQUIRED FUNDS. Vision, on behalf of the Acquired Funds, represents and warrants to and agrees with Vision, on behalf and for the benefit of the Acquiring Fund, as follows:

                  (a) Vision is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has power to own all of its properties and assets and, subject to the approval of the shareholders of each of the Acquired Funds as contemplated hereby, to carry out this Agreement.

                  (b) This Agreement has been duly authorized, executed and delivered by Vision and is valid and binding on each of the Acquired Funds, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate Vision's Articles of Incorporation or By-Laws or any agreement or arrangement to which either Acquired Fund is a party or by which either is bound.

                  (c) Vision is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                  (d) Except as shown on the audited financial statements of each Acquired Fund for its most recently completed fiscal period and as incurred in the ordinary course of each Acquired Fund's business since then, neither Acquired Fund has any known liabilities of a material amount, contingent or otherwise, and there are no legal, administrative or other proceedings pending or, to Vision's knowledge, threatened against either Acquired Fund.

                  (e) On the Exchange Date, Vision will have full right, power and authority to sell, assign, transfer and deliver each Acquired Fund's assets to be transferred by it hereunder.

           3. VISION'S REPRESENTATIONS AND WARRANTIES ON BEHALF OF THE ACQUIRING FUND. Vision, on behalf of the Acquiring Fund, represents and warrants to and agrees with Vision, on behalf and for the benefit of each Acquired Fund, as follows:

                  (a) Vision is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has power to carry on its business as it is now being conducted and to carry out this Agreement.

                  (b) This Agreement has been duly authorized, executed and delivered by Vision and is valid and binding on the Acquiring Fund, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate Vision's Articles of Incorporation or By-Laws or any agreement or arrangement to which the Acquiring Fund is a party or by which it is bound.

                  (c) Vision is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

                  (d) The Acquiring Fund does not have any known liabilities of a material amount, contingent or otherwise, and there are no legal, administrative or other proceedings pending or, to Vision's knowledge, threatened against the Acquiring Fund. Other than organizational activities, the Acquiring Fund has not engaged in any business activities.

                  (e) At the Exchange Date, the Acquiring Fund Shares to be issued to the Acquired Funds (the only Acquiring Fund Shares to be issued as of the Exchange Date, except for the initial capital, if any) will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable and registered under the Securities Act of 1933, as amended. No Vision or Acquiring Fund shareholder will have any preemptive right of subscription or purchase in respect thereof.

           4. ACQUIRING FUND'S CONDITIONS PRECEDENT. The obligations of Vision hereunder with respect to the Acquiring Fund shall be subject to the following conditions:

                  (a) The Acquiring Fund shall have been furnished a statement of each Acquired Fund's assets and liabilities, including a list of securities owned by each Acquired Fund with their respective tax costs and values determined as provided in Section 1 hereof, all as of the Valuation Time.

                  (b) As of the Exchange Date, all representations and warranties made on behalf of each Acquired Fund made in this Agreement shall be true and correct as if made at and as of such date, and each Acquired Fund shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

                  (c) A vote of the shareholders of each Acquired Fund approving this Agreement and the transactions and exchange contemplated hereby shall have been adopted by the vote required by applicable law and the Articles of Incorporation and By-Laws of Vision.

                  (d) At or before the Valuation Time, each Acquired Fund shall have declared and paid a dividend or dividends, with a record date and ex-dividend date at or before the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the taxable periods or years ended on or before April 30, 1999 and for the period from said date to and including the Exchange Date, and all of its net capital gain realized (after reduction for any capital loss carryforward), if any, in taxable periods or years ended on or before April 30, 1999 and in the period from said date to and including the Exchange Date.

           5. ACQUIRED FUNDS' CONDITIONS PRECEDENT. The obligations of Vision hereunder with respect to each Acquired Fund shall be subject to the condition that as of the Exchange Date all representations and warranties made in the Agreement on behalf of the Acquiring Fund shall be true and correct as if made at and as of such date, and the Acquiring Fund shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

           6. MUTUAL CONDITIONS PRECEDENT. The obligations of both the Acquiring Fund and the Acquired Funds hereunder shall be subject to the following conditions:

                  (a) The post-effective amendment to Vision's Registration Statement on Form N-1A relating to the Acquiring Fund under the 1933 Act and the 1940 Act, if applicable, shall have become effective, and any additional post-effective amendments to such Registration Statement as are determined by Vision to be necessary and appropriate shall have been filed with the Securities and Exchange Commission and shall have become effective.

                  (b) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transaction contemplated herein.

                  (c) Each party shall have received an opinion of Dickstein Shapiro Morin & Oshinsky LLP to the effect that the reorganization contemplated by this Agreement with respect to each Acquired Fund qualifies as a "reorganization" under Section 368(a)(1) of the Code.

           Provided, however, that at any time prior to the Exchange Date, any of the foregoing conditions in this Section 6 may be waived by the parties if, in the judgment of the parties, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquiring Fund or each Acquired Fund.

           7. TERMINATION OF AGREEMENT. This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors of Vision at any time prior to the Exchange Date (and notwithstanding any vote of the shareholders of the Acquired Funds) if circumstances should develop that, in the opinion of the Board of Directors of Vision, make proceeding with this Agreement inadvisable.

                  If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 7, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Directors, officers or shareholders of Vision, in respect of this Agreement.

           8. WAIVER AND AMENDMENTS. At any time prior to the Exchange Date, any of the conditions set forth in Section 4 or Section 5 may be waived by the Board of Vision, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquired Funds or the shareholders of the Acquiring Fund, as the case may be. In addition, prior to the Exchange Date, any provision of this Agreement may be amended or modified by the Board of Vision if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of shareholders of the Acquired Funds and the Acquiring Fund.

           9. NO SURVIVAL OF REPRESENTATIONS. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

           10. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement, shall be governed and construed in accordance with the laws of the State of Maryland without giving effect to principles of conflict of laws.

           11. COUNTERPARTS. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

           IN WITNESS WHEREOF, Vision has caused this Agreement and Plan of Reorganization to be executed as of the date first above written.

                                               VISION GROUP OF FUNDS, INC., on
behalf of its portfolio, Vision Mid Cap Stock Fund

                                               /S/ VICTOR R. SICLARI

                                               Victor R. Siclari
                                               Secretary

                                               VISION GROUP OF FUNDS, INC., on
behalf of its portfolio, Vision Growth & Income Fund

                                               /S/ VICTOR R. SICLARI

                                               Victor R. Siclari
                                               Secretary

                                               VISION GROUP OF FUNDS, INC., on
                                               behalf of its portfolio, Vision
                                               Capital Appreciation Fund

                                               /S/ VICTOR R. SICLARI

                                               Victor R. SiclarI
                                               Secretary

                       STATEMENT OF ADDITIONAL INFORMATION

                               SEPTEMBER ___, 1999

                          Acquisition of the Assets of

                           VISION GROWTH & INCOME FUND

                                       and

                        VISION CAPITAL APPRECIATION FUND

                                  portfolios of

                           VISION GROUP OF FUNDS, INC.

                              5800 Corporate Drive

                       Pittsburgh, Pennsylvania 15237-7010

                        Telephone Number: 1-800-836-2211

                        By and in exchange for shares of

                            VISION MID CAP STOCK FUND

                                 a portfolio of

                           VISION GROUP OF FUNDS, INC.

                              5800 Corporate Drive

                       Pittsburgh, Pennsylvania 15237-7010

                        TELEPHONE NUMBER: 1-800-836-2211

           This Statement of Additional Information dated September ___, 1999 is not a prospectus. A Prospectus/Proxy Statement dated September ___, 1999 related to the above-referenced matter may be obtained from Vision Group of Funds, Inc., 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

                                TABLE OF CONTENTS

     1. Statement of Additional Information of Vision Mid Cap Stock Fund, a portfolio of Vision Group of Funds, Inc. dated July 15, 1999.

           2. Statement of Additional Information of Vision Growth & Income Fund and Vision Capital Appreciation Fund, portfolios of Vision Group of Funds, Inc. dated August 22, 1999.

           3. Combined Annual Report of the Vision Group of Funds, Inc., containing the audited Financial Statements of Vision Growth & Income Fund and Vision Capital Appreciation Fund dated April 30, 1999.

           4. Pro Forma Financial Information of Vision Mid Cap Stock Fund, a portfolio of Vision Group of Funds, Inc. as of April 30, 1999.

           The Statement of Additional Information of Vision Mid Cap Stock Fund (the "Acquiring Fund"), a portfolio of Vision Group of Funds, Inc. (the "Vision Funds") dated July 15, 1999, accompanies and is incorporated herein by reference to this Statement of Additional Information.

           The Statement of Additional Information of the Vision Growth & Income Fund (the "Growth & Income Fund") and Vision Capital Appreciation Fund (the "Capital Appreciation Fund"), both portfolios of Vision Funds (the Growth & Income Fund and the Capital Appreciation Fund being hereinafter collectively referred to as the "Acquired Funds") dated August 22, 1999, accompanies and is incorporated herein by reference to this Statement of Additional Information.

           Financial Statements of the Acquiring Fund are not included herein because the Acquiring Fund has not yet commenced operations.

           The audited financial statements of the Acquired Funds dated April 30, 1999, are incorporated herein by reference to their Annual Report to Shareholders dated April 30, 1999 which accompanies their Statement of Additional Information, dated August 22, 1999.

           The pro forma financial information of the Acquiring Fund dated April 30, 1999 is included herein.

                          Vision Growth And Income Fund

                        Vision Capital Appreciation Fund

               Notes to Pro Forma Financial Statements (Unaudited)

                                 April 30, 1999

BASIS OF COMBINATION

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations ("Pro Forma Financial Statements") reflect the accounts of Vision Growth and Income Fund and Vision Capital Appreciation Fund, collectively ("the Funds"), for the year ended April 30, 1999. These statements have been derived from the books and records utilized in calculating daily net asset values at April 30, 1999.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Funds which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles applicable to management investment companies which are disclosed in the historical financial statements of each fund.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Vision Growth and Income Fund and Vision Capital Appreciation Fund for shares of Vision Mid Cap Stock Fund.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the combined entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

For the year ended April 30, 1999, Vision Growth and Income Fund and Vision Capital Appreciation Fund paid investment advisory fees computed at the annual rate of 0.70% and 0.85%, respectively, as a percentage of average daily net assets.

SHARES OF COMMON STOCK

The Pro Forma net asset value per share assumes the issuance of 11,352,381 shares of the Vision Mid Cap Stock Fund in exchange for 6,111,388 shares of the Vision Growth and Income Fund and 2,836,532 shares of the Vision Capital Appreciation Fund which would have been issued at April 30, 1999, in connection with the proposed reorganization.

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
April 30, 1999 (unaudited)

  VISION     VISION                             VISION     VISION
  GROWTH    CAPITAL                             GROWTH    CAPITAL

   AND       APPRE-                               AND      APPRE-
  INCOME    CIATION   PRO                       INCOME    CIATION    PRO FORMA

                       FORMA

   FUND       FUND    COMBINED                    FUND      FUND     COMBINED

----------- --------- -------- --------------- ---------- --------- ------------
COMMON STOCKS - 97.9%

--------------------------------------------------------------------------------
 AIR FREIGHT - 0.7%

--------------------------------------------------------------------------------
  -           18,200   18,200  CNF                    $-  $795,112     $795,112
                               Transportation,
                               Inc.

                               --------------- ---------- --------- ------------
 AIRLINES - 0.7%

--------------------------------------------------------------------------------
-            34,100    34,100  Comair                  -   752,331      752,331
                               Holdings, Inc.
                               --------------- ---------- --------- ------------
 AUTO PARTS & EQUIPMENT - 2.4%

--------------------------------------------------------------------------------
    47,175         -   47,175  Borg-Warner     2,677,181         -    2,677,181
                               Automotive,
                               Inc.

                               --------------- ---------- --------- ------------
 CHEMICALS - 2.5%

--------------------------------------------------------------------------------
   115,700         -  115,700  IMC Global,     2,892,500         -    2,892,500
                               Inc.
                               --------------- ---------- --------- ------------
 CHEMICALS SPECIALTY - 2.2%

--------------------------------------------------------------------------------
    66,600         -   66,600  Hercules, Inc.  2,518,312         -    2,518,312
                               --------------- ---------- --------- ------------
 COMMUNICATIONS EQUIPMENT - 1.8%

--------------------------------------------------------------------------------
         -    21,500   21,500  (a) ADC                 -  1,027,969   1,027,969
                               Telecommunications,
                               Inc.

                               ---------------
         -    27,200   27,200  (a) Newbridge           -  1,013,200   1,013,200
                               Networks Corp.
                               --------------- ---------- --------- ------------
                                     Total             -  2,041,169   2,041,169
                               --------------- ---------- --------- ------------
 COMPUTERS (HARDWARE) - 3.7%

--------------------------------------------------------------------------------
         -    48,765   48,765  (a) Apex PC             -   810,718      810,718
                               Solutions,
                               Inc.

                               ---------------
         -    21,200   21,200  (a)                     -  1,003,025   1,003,025
                               Electronics
                               for Imaging,
                               Inc.

                               ---------------
    40,100         -   40,100  (a) Sun         2,398,481         -    2,398,481
                               Microsystems,
                               Inc.

                               --------------- ---------- --------- ------------
                                    Total      2,398,481  1,813,743   4,212,224
                               --------------- ---------- --------- ------------
 COMPUTERS (PERIPHERALS) - 0.8%

--------------------------------------------------------------------------------
         -     7,600    7,600  (a) Lexmark             -   938,600      938,600
                               Intl. Group,
                               Class A

                               --------------- ---------- --------- ------------
 COMPUTERS (SOFTWARE/SERVICES) - 3.3%

--------------------------------------------------------------------------------
         -     2,400    2,400  (a) At Home             -   345,450      345,450
                               Corp., Class A
                               ---------------
         -    14,400   14,400  (a) Citrix              -   612,000      612,000
                               Systems, Inc.
                               ---------------
         -     2,100    2,100  (a) Excite,             -   306,600      306,600
                               Inc.
                               ---------------
        50         -       50  (a) Oracle          1,353         -        1,353
                               Corp.
                               ---------------
    56,100         -   56,100  (a) The         1,739,100         -    1,739,100
                               Learning Co.,
                               Inc.

                               ---------------
         -    34,840   34,840  (a) USWeb               -   781,722      781,722
                               Corp.
                               --------------- ---------- --------- ------------
                                    Total      1,740,453  2,045,772   3,786,225
                               --------------- ---------- --------- ------------
 CONSUMER FINANCE - 0.4%

--------------------------------------------------------------------------------
         -     3,900    3,900  Providian               -   503,344      503,344
                               Financial
                               Corp.

                               --------------- ---------- --------- ------------
 CONTAINERS/PACKAGING (PAPER) - 0.7%

--------------------------------------------------------------------------------
         -    78,100   78,100  Earthshell              -   761,475      761,475
                               Corp.
                               --------------- ---------- --------- ------------
  DISTRIBUTORS (FOOD & HEALTH) - 0.6%

--------------------------------------------------------------------------------
         -    38,550   38,550  Bergen                  -   732,450      732,450
                               Brunswig
                               Corp., Class A

                               --------------- ---------- --------- ------------
 ELECTRICAL EQUIPMENT - 6.1%

--------------------------------------------------------------------------------
    65,000         -   65,000  (a) SCI         2,474,062         -    2,474,062
                               Systems, Inc.
                               ---------------
         -    15,700   15,700  SPX Corp.               -  1,025,406   1,025,406
                               ---------------
   194,300         -  194,300  (a) Vishay      3,388,106         -    3,388,106
                               Intertechnology,
                               Inc.

                               --------------- ---------- --------- ------------
                                               5,862,168  1,025,406   6,887,574
                               --------------- ---------- --------- ------------
 ELECTRONICS (COMPONENT DISTRIBUTION) - 2.1%

--------------------------------------------------------------------------------
   134,500         -  134,500  (a) Arrow       2,446,219         -    2,446,219
                               Electronics,
                               Inc.

                               --------------- ---------- --------- ------------
 ELECTRONICS (SEMICONDUCTORS) - 3.4%

--------------------------------------------------------------------------------
    80,450         -   80,450  (a) LSI Logic   2,735,300         -    2,735,300
                               Corp.
                               ---------------
         -     8,900    8,900  (a) Uniphase            -  1,080,237   1,080,237
                               Corp.
                               --------------- ---------- --------- ------------
                                    Total      2,735,300  1,080,237   3,815,537
                               --------------- ---------- --------- ------------
 ENGINEERING & CONSTRUCTION - 0.5%

--------------------------------------------------------------------------------
         -    13,700   13,700  (a) Jacobs              -   540,294      540,294
                               Engineering
                               Group, Inc.

                               --------------- ---------- --------- ------------
 FINANCIAL (DIVERSIFIED) - 4.4%

--------------------------------------------------------------------------------
         -    23,000   23,000  (a) Concord             -   767,625      767,625
                               EFS, Inc.
                               ---------------
         -    15,400   15,400  Financial               -   879,725      879,725
                               Security
                               Assurance
                               Holdings Ltd.

                               ---------------
   200,300         -  200,300  Indy Mac        3,304,950         -    3,304,950
                               Mortgage
                               Holdings, Inc.

                               --------------- ---------- --------- ------------
                                    Total      3,304,950  1,647,350   4,952,300
                               --------------- ---------- --------- ------------
 HARDWARE & TOOLS - 0.7%

--------------------------------------------------------------------------------
         -    14,400   14,400  Black &                 -   817,200      817,200
                               Decker Corp.
                               --------------- ---------- --------- ------------
 HEALTH CARE (DRUGS) - 1.0%

--------------------------------------------------------------------------------
         -    36,100   36,100  ICN                     -  1,193,556   1,193,556
                               Pharmaceuticals,
                               Inc.

                               --------------- ---------- --------- ------------
 HEALTH CARE (DRUGS/PHARMACEUTICALS) - 0.6%

--------------------------------------------------------------------------------
         -    28,250   28,250  (a) Medicis             -   686,828      686,828
                               Pharmaceutical
                               Corp., Class A

                               --------------- ---------- --------- ------------
 HEALTH CARE (LONG TERM CARE) - 3.2%

--------------------------------------------------------------------------------
   161,350         -  161,350  (a) Genesis     1,119,366         -    1,119,366
                               Health
                               Ventures, Inc.

                               ---------------
   185,604         -  185,604  (a)             2,494,054         -    2,494,054
                               Healthsouth
                               Corp.

                               --------------- ---------- --------- ------------
                                    Total      3,613,420         -    3,613,420
                               --------------- ---------- --------- ------------
 HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 0.4%

--------------------------------------------------------------------------------
         -     8,900    8,900  Guidant Corp            -   477,819      477,819
                               --------------- ---------- --------- ------------
 HEALTH CARE (SPECIAL SERVICES) - 1.5%

--------------------------------------------------------------------------------
    50,000         -   50,000  (a) Alza Corp.  1,678,125         -    1,678,125
                               --------------- ---------- --------- ------------
 HOMEBUILDING - 3.2%

--------------------------------------------------------------------------------
         -    22,800   22,800  D.R. Horton,            -   440,325      440,325
                               Inc.
                               ---------------
   292,050         -  292,050  (a) Sunterra    3,139,537         -    3,139,537
                               Corp.
                               --------------- ---------- --------- ------------
                                    Total      3,139,537   440,325    3,579,862
                               --------------- ---------- --------- ------------
 HOUSEHOLD FURNISHING & APPLIANCES - 0.9%

         -    15,300   15,300  Maytag Corp.            -  1,046,137   1,046,137
                               --------------- ---------- --------- ------------
 INSURANCE (LIFE/HEALTH) - 1.6%

    48,875         -   48,875  Reliastar       1,796,156         -    1,796,156
                               Financial
                               Corp.

                               --------------- ---------- --------- ------------
 INSURANCE (MULTI-LINE) - 1.9%

    35,750         -   35,750  Hartford        2,107,016         -    2,107,016
                               Financial
                               Services
                               Group, Inc.

                               --------------- ---------- --------- ------------
 INSURANCE (PROPERTY-CASUALTY) - 2.7%

    81,500         -   81,500  Old Republic    1,594,344         -    1,594,344
                               International
                               Corp.

                               ---------------
   193,050         -  193,050  Reliance        1,447,875         -    1,447,875
                               Group
                               Holding, Inc.

                               --------------- ---------- --------- ------------
                                    Total      3,042,219         -    3,042,219
                               --------------- ---------- --------- ------------
 INVESTMENT BANKING/BROKERAGE - 4.1%

    30,200         -   30,200  Lehman          1,677,988         -    1,677,988
                               Brothers
                               Holdings, Inc.

                               ---------------
    50,700         -   50,700  PaineWebber     2,379,731         -    2,379,731
                               Group, Inc.
                               ---------------
         -     5,100    5,100  Schwab                  -   559,725      559,725
                               (Charles)
                               Corp.

                               --------------- ---------- --------- ------------
                                    Total      4,057,719   559,725    4,617,444
                               --------------- ---------- --------- ------------
 LEISURE TIME (PRODUCTS) - 1.7%

         -    31,200   31,200  (a) Action              -  1,056,900   1,056,900
                               Performance
                               Cos., Inc.

                               ---------------
         -    59,100   59,100  Callaway Golf           -   890,194      890,194
                               Co.
                               --------------- ---------- --------- ------------
                                    Total              -  1,947,094   1,947,094
                               --------------- ---------- --------- ------------
 MACHINERY (DIVERSIFIED) - 2.1%

   105,700         -  105,700  Milacron, Inc.  2,431,100         -    2,431,100
                               --------------- ---------- --------- ------------
 MANUFACTURING (DIVERSIFIED) - 0.2%

         -     4,900    4,900  Corning, Inc.           -   280,525      280,525
                               --------------- ---------- --------- ------------
 METAL FABRICATORS - 1.6%

    69,400         -   69,400  Kennametal,     1,843,437         -    1,843,437
                               Inc.
                               --------------- ---------- --------- ------------
 NATURAL GAS (DISTRIBUTION-PIPE LINE) - 3.2%

    26,500         -   26,500  Consolidated    1,576,750         -    1,576,750
                               Natural Gas
                               Co.

                               ---------------
   105,400         -  105,400  MCN Energy      2,101,413         -    2,101,413
                               Group, Inc.
                               --------------- ---------- --------- ------------
                                    Total      3,678,163         -    3,678,163
                               --------------- ---------- --------- ------------
 OIL & GAS (DRILLING & EQUIPMENT) - 3.4%

    99,950         -   99,950  Baker Hughes,   2,986,006         -    2,986,006
                               Inc.
                               ---------------
         -    25,000   25,000  Diamond                 -   826,563      826,563
                               Offshore
                               Drilling, Inc.

                               --------------- ---------- --------- ------------
                                    Total      2,986,006   826,563    3,812,569
                               --------------- ---------- --------- ------------
 OIL & GAS (REFINING & MANUFACTURING) - 0.6%

         -    24,900   24,900  Tosco Corp.             -   666,075      666,075
                               --------------- ---------- --------- ------------
 OIL (DOMESTIC INTEGRATED) - 1.9%

    50,800         -   50,800  Unocal Corp.    2,111,375         -    2,111,375
                               --------------- ---------- --------- ------------
 PAPER & FOREST PRODUCTS - 2.6%

    52,100         -   52,100  Mead Corp.      2,178,431         -    2,178,431
                               ---------------
         -    32,100   32,100  (a)                     -   750,338      750,338
                               Smurfit-Stone
                               Container
                               Corp.

                               --------------- ---------- --------- ------------
                                    Total      2,178,431   750,338    2,928,769
                               --------------- ---------- --------- ------------
 PUBLISHING (NEWSPAPERS) - 2.4%

   194,075         -  194,075  Hollinger       2,729,180         -    2,729,180
                               International,
                               Inc.

                               --------------- ---------- --------- ------------
 RETAIL (BUILDING SUPPLIES) - 0.8%

         -    16,400   16,400  Lowe's Cos.,            -   865,100      865,100
                               Inc.
                               --------------- ---------- --------- ------------
 RETAIL (COMPUTERS & ELECTRONICS) - 2.1%

    32,475         -   32,475  Tandy Corp.     2,352,408         -    2,352,408
                               --------------- ---------- --------- ------------
 RETAIL (DEPT. STORES) - 0.2%

         -     3,900    3,900  (a) Kohl's              -   259,106      259,106
                               Corp.
                               --------------- ---------- --------- ------------
  RETAIL (DISCOUNTERS) - 1.5%

         -    35,700   35,700  Family Dollar           -   861,263      861,263
                               Stores, Inc.
                               ---------------
         -    18,800   18,800  Ross Stores,            -   863,625      863,625
                               Inc.
                               --------------- ---------- --------- ------------
                                    Total              -  1,724,888   1,724,888
                               --------------- ---------- --------- ------------
 RETAIL (GENERAL MERCHANDISE CHAIN) - 1.3%

   102,700         -  102,700  (a) K Mart      1,527,662         -    1,527,662
                               Corp.
                               --------------- ---------- --------- ------------
 RETAIL (HOME SHOPPING) - 1.2%

   283,300         -  283,300  (a) Corporate   1,416,500         -    1,416,500
                               Express, Inc.
                               --------------- ---------- --------- ------------
  RETAIL (SPECIALTY) - 4.3%

   125,300         -  125,300  (a) General     2,075,281         -    2,075,281
                               Nutrition
                               Cos., Inc.

                               ---------------
   174,900         -  174,900  (a)             1,770,863         -    1,770,863
                               Officemax,
                               Inc.

                               ---------------
         -    33,650   33,650  (a) Staples,            -  1,009,500   1,009,500
                               Inc.
                               --------------- ---------- --------- ------------
                                    Total      3,846,144  1,009,500   4,855,644
                               --------------- ---------- --------- ------------
 SERVICES (ADVERTISING/MARKETING) - 0.5%

         -     7,600    7,600  Omnicom                 -   551,000      551,000
                               Group, Incl.
                               --------------- ---------- --------- ------------
 SERVICES (COMMERCIAL & CONSUMER) - 2.0%

   159,700         -  159,700  (a) Budget      1,986,269         -    1,986,269
                               Group, Inc.,
                               Class A

                               ---------------
         -     8,600    8,600  (a)                     -   276,813      276,813
                               Intermedia
                               Communications,
                               Inc.

                               --------------- ---------- --------- ------------
                                               1,986,269   276,813    2,263,082
                               --------------- ---------- --------- ------------
 SERVICES (COMPUTER SYSTEMS) - 1.4%

   308,200         -  308,200  (a) CHS         1,560,263         -    1,560,263
                               Electronics,
                               Inc.

                               --------------- ---------- --------- ------------
 SHIPPING - 0.7%

         -    21,500   21,500  Royal                   -   794,156      794,156
                               Caribbean
                               Cruises, Ltd.

                               --------------- ---------- --------- ------------
 STEEL - 1.7%

----------------------------------------------
    65,000         -   65,000  USX-U.S.        1,966,250         -    1,966,250
                               Steel Group,
                               Inc.

                               --------------- ---------- --------- ------------
 TRUCKS & PARTS - 1.8%

    38,000         -   38,000  Cummins         2,033,000         -    2,033,000
                               Engine Co.,
                               Inc.

                               --------------- ---------- --------- ------------
 WASTE MANAGEMENT - 0.6%

         -    11,900   11,900  Waste                   -   672,350      672,350
                               Management,
                               Inc.

                               --------------- ---------- --------- ------------
                               TOTAL COMMON    80,655,944 30,522,381111,178,325

                               STOCKS

                               (IDENTIFIED

                               COST

                               $102,161,996)

                               --------------- ---------- --------- ------------
 COMMERCIAL PAPER - 1.3%

        $-  $1,500,000$1,500,00American                -  1,500,000   1,500,000
                               Express
                               Credit Corp.,
                               4.85%,
                               5/4/1999

                               --------------- ---------- --------- ------------
                               (at amortized
                               cost)

                               ---------------
 MUTUAL FUND SHARES - 3.2%

 2,754,282   855,543  3,609,825SSGA Money      2,754,282   855,543    3,609,825
                               Market Fund
                               (at net asset
                               value)

                               --------------- ---------- --------- ------------
                               TOTAL           83,410,226 32,877,924116,288,150

                               INVESTMENTS

                               (IDENTIFIED

                               COST

                               $103,661,996)

                               --------------- ---------- --------- ------------

(a) Non-income producing security.

(b) The cost of investments for federal tax purposes amounts to $105,203,517. The net unrealized appreciation of investments on a federal tax basis amounts to $11,084,633 which is comprised of $19,227,822 appreciation and $8,143,189 depreciation at April 30, 1999.

Note: The categories of investments are shown as a percentage of net assets ($113,523,807) at April 30, 1999.

(See Notes to the Pro Forma Financial Statements)


                                                 VISION EQUITY AND INCOME FUNDS
                                    PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES

                                                   APRIL 30, 1999 (UNAUDITED)

----------------------------------------------------------------------------------------------
                                      VISION           VISION
                                       GROWTH          CAPITAL
                                    AND INCOME      APPRECIATION    PRO FORMA      PROFORMA
                                       FUND             FUND        ADJUSTMENT     COMBINED

                                    ------------    --------------  -----------   ------------
ASSETS:

---------------------------------
Investments in securities, at                                                -
value                               $83,410,226       $32,877,924                 116,288,150
---------------------------------
Cash                                     74,233                 -            -         74,233
---------------------------------
Income receivable                       121,007             9,097            -        130,104
---------------------------------
Receivable for shares sold               70,321           120,098            -        190,419
---------------------------------
Receivable for Investments sold               -                 -            -              -
---------------------------------
Deferred organizational costs                 -             8,972      (8,972) (a)          -
---------------------------------   ------------    --------------  -----------   ------------
     Total assets                                                      (8,972)
                                     83,675,787        33,016,091                 116,682,906
---------------------------------   ------------    --------------  -----------   ------------
LIABILITIES:

---------------------------------
Payable for investments                                 1,626,192            -
purchased                             1,412,005                                     3,038,197
---------------------------------
Payable for shares redeemed              49,427            28,474            -         77,901
---------------------------------
Accrued expenses                         11,016            31,985            -         43,001
---------------------------------   ------------    --------------  -----------   ------------
     Total liabilities                                  1,686,651            -
                                      1,472,448                                     3,159,099
---------------------------------   ------------    --------------  -----------   ------------
NET ASSETS                                                            $(8,972)
                                    $82,203,339       $31,329,440                 $113,523,807
---------------------------------   ------------    --------------  -----------   ------------
NET ASSETS CONSISTS OF:

---------------------------------
Paid in capital                                                       $(8,972)
                                    $76,104,400       $34,840,849                 110,936,277
---------------------------------
Net unrealized appreciation
(depreciation)

  of investments                                        4,460,231            -
                                      8,165,923                                    12,626,154
---------------------------------
Accumulated net realized gain
(loss) on

   investments                                        (7,971,640)            -
                                    (2,068,640)                                   (10,040,280)
---------------------------------
Accumulated undistributed net
investment

   income/ (Distributions in
excess of net

   investment income)                     1,656                 -            -          1,656
---------------------------------   ------------    --------------  -----------   ------------
     Total Net Assets                                                 $(8,972)
                                    $82,203,339       $31,329,440                 $113,523,807
---------------------------------   ------------    --------------  -----------   ------------
NET ASSET VALUE, OFFERING PRICE
AND

   REDEMPTION PROCEEDS PER SHARE

---------------------------------
Net Asset Value and Redemption           $13.45            $11.04                      $10.00
Proceeds Per Share
---------------------------------   ------------    --------------  -----------   ------------
Offering Price Per Share*                $14.23            $11.68 *                    $10.58 *
                                                *
---------------------------------   ------------    --------------  -----------   ------------
SHARES OUTSTANDING:                                     2,836,532              (b)
                                      6,111,388                      2,404,461     11,352,381
---------------------------------   ------------    --------------  -----------   ------------
Investments, at identified cost                                             $-
                                    $75,244,303       $28,417,693                 $103,661,996
---------------------------------   ------------    --------------  -----------   ------------
Investments, at tax cost                                                    $-
                                    $76,346,816       $28,856,701                 $105,203,517
---------------------------------   ------------    --------------  -----------   ------------

*  Computation of offering price per share 100/94.5 of net asset value.

(a) Deferred organizational costs cannot be carried forward into the combined fund.

(b)  Adjustment to reflect share balance as a result of the combination.

(See Notes to Pro Forma Financial  Statements)



                                                  VISION GROWTH AND INCOME FUND
                                                VISION CAPITAL APPRECIATION FUND

                                          PRO FORMA COMBINING STATEMENTS OF OPERATIONS
                                              YEAR ENDED APRIL 30, 1999 (UNAUDITED)

                                    ----------------------------------------------------------

                                                     VISION
                                      VISION         CAPITAL

                                    GROWTH AND     APPRECIATION   PRO FORMA        PRO FORMA
                                    INCOME FUND       FUND        ADJUSTMENT       COMBINED

INVESTMENT INCOME:

Dividends                                       *              **         $-
                                     $1,506,147       $201,833                     $1,707,980
Interest                                107,014        151,217             -          258,231
                                    ------------   ------------   -----------     ------------
   Total investment income                             353,050
                                      1,613,161                                     1,966,211
EXPENSES:

Investment advisory fee                 739,869        432,670               (a)
                                                                     158,543        1,331,082
Administrative personnel and            138,723         67,260             -          205,983
services fee
Custodian fees                           11,536          6,013       (6,509) (b)       11,040
Transfer and dividend
disbursing agent
  fees and expenses                      39,816         55,216      (15,991) (c)       79,042
Directors' fees                           2,891            363             -            3,254
Auditing fees                            13,070         13,257      (12,827) (d)       13,500
Legal fees                                2,172          2,992       (1,164) (e)        4,000
Portfolio accounting fees                 1,102          1,125         (727) (f)        1,500
Shareholder services fees               264,239        127,256             -          391,495
Share registration costs                 13,228          8,298       (1,143) (g)       20,383
Printing and postage                      9,333         15,161       (9,494) (h)       15,000
Taxes                                    12,237          3,519             -           15,756
Insurance premiums                        1,004          2,344             -            3,348
Miscellaneous                            22,713         26,254      (26,467) (i)       22,500
                                    ------------   ------------   -----------     ------------
                                                                  -----------     ------------
   TOTAL EXPENSES                                      761,728        84,222
                                      1,271,933                                     2,117,883
                                    ------------   ------------   -----------     ------------
                                                                                  ------------
   NET INVESTMENT INCOME/(NET
OPERATING LOSS)                        $341,228     $(408,678)     $(84,222)       $(151,672)
                                    ------------   ------------   -----------     ------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:

Net realized gain (loss) on                                                -

investments                         (2,004,995)    (7,959,870)                    (9,964,865)
Net change in unrealized                                                   -

appreciation (depreciation) on      (17,284,916)   (7,298,753)                    (24,583,669)
investments

                                    ------------   ------------   -----------     ------------
    Net realized and unrealized                                            -
gain (loss) on investments          (19,289,911)   (15,258,623)                   (34,548,534)
                                    ------------   ------------   -----------     ------------
                                                                  -----------
       Change in net assets         $(18,948,683)  $(15,667,301)           -      $(34,615,984)
resulting from operations
                                    ------------   ------------   -----------     ------------

*  Net of foreign taxes
withheld $5,043.
** Net of foreign taxes

withheld $303.

(See Notes to Pro Forma Combining Statement of Operations on the following page)

(See Notes to Pro Forma Financial Statements)

                          VISION GROWTH AND INCOME FUND

                        VISION CAPITAL APPRECIATION FUND

              NOTES TO PRO FORMA COMBINING STATEMENTS OF OPERATIONS

                            YEAR ENDED APRIL 30, 1999

(a) Manufacturers and Traders Trust Company (the "Adviser") receives for its services an annual investment advisory fee equal to 0.85% of the Vision Mid Cap Stock Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at its sole discretion. The Adviser currently receives an advisory fee equal to 0.70% of the Vision Growth and Income Fund's average daily net assets and 0.85% of the Vision Capital Appreciation Fund's average daily net assets.

(b) The custodian fee is based on a percentage of assets, plus out-of-pocket expenses.

(c) Federated Services Company ("FServ") through its subsidiary, Federated Shareholder Services Company, serves as transfer and dividend disbursing agent for the Funds. The fee paid to FServ is based on the level of average aggregate net assets of the Vision Group of Funds, Inc. (the "Corporation") for the period. FServ is required to maintain the records of the Vision Growth and Income Fund and the Vision Capital Appreciation Fund for a period of one year after the merger date. The reduction is due to the combining of two portfolios into one.

(d) Adjustment to reflect the audit fee reductions due to the combining of two portfolios into one.

(e) Adjustment to reflect the legal fee reductions due to the combining of two portfolios into one.

(f) FServ provides the Funds with certain fund accounting services. The fee paid to FServ is based on the level of average aggregate net assets of the Corporation plus out-of-pocket expenses for the period.

(g) Adjustment to reflect state registration costs for only the one combined fund.

(h) Printing and postage expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into a single portfolio.

(i) Adjustment to reflect the miscellaneous expense reductions due to the combining of two portfolios into one.

                           PART C - OTHER INFORMATION

ITEM 15.   INDEMNIFICATION

           Indemnification is provided to Directors and officers of the Registrant pursuant to the Registrant's Articles of Incorporation and Bylaws, except where such indemnification is not permitted by law. However, the Articles of Incorporation and Bylaws do not protect the Directors or officers from liability based on willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

           Directors and officers of the Registrant are insured against certain liabilities, including liabilities arising under the Securities Act of 1933 (the "Act"). Insofar as indemnification for liabilities arising under the Act may be permitted to Directors, officers, and controlling persons of the Registrant by the

Registrant pursuant to the Articles of Incorporation or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Directors, officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Directors, officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

           Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940, as amended, for Directors, officers, or controlling persons of the Registrant by the Registrant pursuant to the Articles of Incorporation or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Articles of Incorporation or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Directors who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Director, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Directors or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

ITEM 16.   EXHIBITS

1.1 Conformed copy of Amended Articles of Incorporation of the Registrant(13)
1.2 Conformed copy of Articles Supplementary(2) 1.3 Conformed copy of Articles Supplementary dated May 29, 1996(8) 1.4 Conformed copy of Articles Supplementary dated April 20, 1998(13) 1.5 Conformed copy of Articles of Amendment effective June 1, 1999(17) 1.6 Conformed copy of Articles Supplementary effective June 1, 1999(17)

2.1     Copy of Bylaws of the Registrant(4)
2.2     Copy of Amendment No. 1 to Bylaws(13)

3       Not Applicable

4 Agreement and Plan of Reorganization dated June 21, 1999, between Vision Group of Funds, Inc., a Maryland corporation, on behalf of its portfolio, Vision Mid Cap Stock Fund and Vision Group of Funds, Inc., on behalf of its portfolios, Vision Growth & Income Fund and Vision Capital Appreciation Fund*

5.1     Copy of Specimen Certificates for Shares of Capital Stock of the
        Registrant(2)
5.2 Copy of Specimen Certificate for Shares of Capital Stock of the Vision Capital Appreciation Fund(8)
6.1     Conformed copy of Investment Advisory Contract of the Registrant(3)
6.2 Conformed copy of Sub-advisory Agreement for the Vision New York Tax-Free Money Market Fund(15)
6.3     Conformed copy of Exhibit B to Investment Advisory Contract(7)
6.4     Conformed copy of Exhibit C to Investment Advisory Contract(11)
6.5 Conformed copy of Investment Advisory Contract for the Vision New York Tax-Free Money Market Fund including Exhibit A(15)
6.6     Form of Exhibit D to Investment Advisory Contract(17)

7.1 Conformed copy of Distributor's Contract of the Registrant(3) 7.2 Conformed copy of Exhibit C to the Distributor's Contract(7) 7.3 Conformed copy of Exhibit D to the Distributor's Contract(12) 7.4 Conformed copy of Exhibit E to the Distributor's Contract(14) 7.5 Conformed copy of Exhibit F to the Distributor's Contract(17)

8       Not Applicable

9.1 Conformed copy of Custodian Agreement of the Registrant(5) 9.2 Copy of Amendment No. 2 to Exhibit A to the Custodian Agreement(7) 9.3 Copy of Amendment No. 3 to Exhibit A to the Custodian Contract(10) 9.4 Conformed copy of State Street Domestic Custody Fee Schedule(12) 9.5 Conformed copy of Amendment No. 4 to Exhibit A to the Custodian Contract(25)

10.1    Copy of Rule 12b-1 Plan of the Registrant(1)
10.2    Conformed copy of Exhibit B to Rule 12b-1 Plan(7)
10.3    Conformed copy of Exhibit C to Rule 12b-1 Plan(12)
10.4    Conformed copy of Exhibit D to Rule 12b-1 Plan(14)
10.5    Copy of Rule 12b-1 Agreement(1)
10.6    Copy of Exhibit B to Rule 12b-1 Agreement(7)
10.7    Copy of Exhibit C to Rule 12b-1 Agreement(10)
10.8    Amended and Restated Plan with conformed copy of Exhibit D(14)
10.9    Copy of Dealer (Sales) Agreement(1)
10.10   Conformed copy of Exhibit E to Rule 12b-1 Plan(16)
10.11 Conformed copy of the Registrant's Multiple Class Plan with conformed copies of Exhibits A and B(14)
10.12   Conformed copy of Exhibit C to the Multiple Class Plan(16)

11 Form of Opinion and Consent of Counsel regarding legality of shares being issued*

12 Opinion of Dickstein Shapiro Morin & Oshinsky LLP regarding tax consequences of Reorganization(18)

13.1 Conformed copy of Agreement for Fund Accounting Services and Transfer Agency Service(9) 13.2 Copy of Exhibit 1 to Agreement for Fund Accounting Services and Transfer Agency Services(10)

13.3 Conformed copy of Amendment to Administrative Services Agreement and the Agreement for Fund Accounting Services and Transfer Agency Services(12)

13.4 Conformed copy of Amendment No. 1 to Exhibit 1 to Agreement for Fund Accounting Services and Transfer Agency Services(14)

13.5 Conformed copy of Amendment No. 2 to Exhibit 1 to the Agreement for Fund Accounting Services and Transfer Agency Services(16)

13.6    Conformed copy of Recordkeeping Agreement including Exhibits A - C(15)

13.7    Form of Amendment No. 1 to Exhibit A to the Recordkeeping Agreement(17)

13.8    Conformed copy of Sub-Transfer Agency Agreement(15)

13.9    Form of Amendment No. 1 to Exhibit A of the Sub-Transfer Agency
        Agreement(17)

13.10   Conformed copy of Administrative Services Agreement of the Registrant(3)

13.11   Conformed copy of Shareholder Services Plan of Registrant(3)

13.12 Conformed copy of Exhibit A to Amended and Restated Shareholder Services Plan(14)

13.13   Conformed copy of Amended and Restated Shareholder Services Agreement(6)

13.14   Copy of Amendment No. 1 to Exhibit A to Shareholder Services
        Agreement(7)

13.15   Copy of Amendment No. 2 to Exhibit A to Shareholder Services
        Agreement(10)

13.16 Conformed copy of Amendment No. 1 to Exhibit A to Amended and Restated Shareholder Services Plan(16)

13.17 Form of Amendment No. 1 (dated June 1, 1999) to Exhibit A to Shareholder Services Agreement(17)

14. Conformed copy of Consent of Independent Auditors of Vision Group of Funds, Inc., Ernst & Young LLP*

15      Not Applicable

16      Conformed copy of Power of Attorney7

17.1    Form of Proxy of Vision Growth & Income Fund*
17.2    Form of Proxy of Vision Capital Appreciation Fund*

-------------------

*       FILED ELECTRONICALLY.

1. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 9 on Form N-1A filed June 17, 1993, (File Nos. 33-20673 and 811-5514)

2. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 11 on Form N-1A filed September 3, l993, (File Nos. 33-20673 and 811-5514)

3. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 13 on Form N-1A filed December 27, 1993, (File Nos. 33-20673 and 811-5514)

4. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 19 on Form N-1A filed June 27, 1994, (File Nos. 33-20673 and 811-5514)

5. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 20 on Form N-1A filed June 26, 1995, (File Nos. 33-20673 and 811-5514)

6. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 19 on Form N-1A filed May 3, 1996, (File Nos. 33-20673 and 811-5514)

7. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 23 on Form N-1A filed June 27, 1996, (File Nos. 33-20673 and 811-5514)

8. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 24 on Form N-1A filed December 20, 1996, (File Nos. 33-20673 and 811-5514)

9. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 26 on Form N-1A filed June 20, 1997, (File Nos. 33-20673 and 811-5514)

10. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 28 on Form N-1A filed August 6, 1997, (File Nos. 33-20673 and 811-5514)

11. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 29 on Form N-1A filed September 24, 1997, (File Nos. 33-20673 and 811-5514)

12. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 30 on Form N-1A filed December 22, 1997, (File Nos. 33-20673 and 811-5514)

13. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 31 on Form N-1A filed April 22, 1998, (File Nos. 33-20673 and 811-5514)

14. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 32 on Form N-1A filed July 8, 1998, (File Nos. 33-20673 and 811-5514)

15. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 34 on Form N-1A filed March 12, 1999, (File Nos. 33-20673 and 811-5514)

16. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 36 on Form N-1A filed June 11, 1999, (File Nos. 33-20673 and 811-5514)

17. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 37 on Form N-1A filed June 23, 1999, (File Nos. 33-20673 and 811-5514)

18. To be filed by Post-Effective Amendment pursuant to "Dear Registrant" letter dated February 15, 1996.

ITEM 17.   UNDERTAKINGS

           (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

           (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

           (3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16 (12) of Form N-14 within a reasonable time after receipt of such opinion.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, the Registrant, Vision Group of Funds, Inc., has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania on the 30th day of July, 1999.

                                               VISION GROUP OF FUNDS, INC.

                                               (Registrant)

                                               By:                      *

                                                   Edward C. Gonzales
                                                   President

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 30th day of July, 1999:

                      * President and Treasurer (Chief Executive Officer and Principal Financial and Accounting

                                  Officer)
                                  Edward C. Gonzales

                      *           Director
                                  Randall I. Benderson

                      *           Director
                                  Joseph J. Castiglia

                      *           Director
                                  Daniel R. Gernatt, Jr.

                      *           Director
                                  George K. Hambleton

1*By:   /S/ VICTOR R. SICLARI     Attorney in Fact

        Secretary

                                  EXHIBIT 17.1

VISION GROWTH & INCOME FUND,

a Portfolio of
VISION GROUP OF FUNDS, INC.,
SPECIAL MEETING OF SHAREHOLDERS

October 14, 1999

------------------------------------------------------------

VISION GROWTH & INCOME FUND, a Portfolio of VISION GROUP OF FUNDS, INC.

CUSIP NO. 92830F604

The undersigned shareholder(s) of Vision Growth & Income Fund (the "Acquired Fund"), a portfolio of Vision Group of Funds, Inc. (the "Vision Funds"), hereby appoint(s) Antoinette D. Brkovich, Patricia F. Conner, Erin J. Dugan, C. Todd Gibson, Cristina M. Rice and Victor R. Siclari, or any of them true and lawful proxies, with power of substitution of each, to vote all shares of the Acquired Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on October 14, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, at 2:00 p.m. (local time) and at any adjournment thereof.

Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The proxies named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THAT MATTER.

PROPOSAL

    TO APPROVE OR DISAPPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE VISION FUNDS, ON BEHALF OF THE ACQUIRED FUND, AND VISION FUNDS, ON BEHALF OF ITS PORTFOLIO, VISION MID CAP STOCK FUND

PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS  X

KEEP THIS PORTION FOR YOUR RECORDS.

--------------------------------------------------------------

DETACH AND RETURN THIS PORTION ONLY.

VISION GROWTH & INCOME FUND, a portfolio of VISION GROUP OF FUNDS, INC.

RECORD DATE SHARES: _________________

                              VOTE ON THE PROPOSAL

                               FOR AGAINST ABSTAIN



Please sign EXACTLY as your name(s) appear(s) above. When signing as attorney, executor, administrator, guardian, Director, custodian, etc., please give your full title as such. If a corporation or partnership, please sign the full name by an authorized officer or partner. If stock is owned jointly, all owners should sign.

-----------------------------------

-----------------------------------
Signature(s) of Shareholder(s)

Date: _________________________________

                                                                    EXHIBIT 17.2

VISION CAPITAL APPRECIATION FUND,

a Portfolio of
VISION GROUP OF FUNDS, INC.,
SPECIAL MEETING OF SHAREHOLDERS

October 14, 1999

------------------------------------------------------------

VISION CAPITAL APPRECIATION FUND,
a Portfolio of
VISION GROUP OF FUNDS, INC.

CUSIP NO. 92830F703

The undersigned shareholder(s) of Vision Capital Appreciation Fund (the "Acquired Fund"), a portfolio of Vision Group of Funds, Inc. (the "Vision Funds"), hereby appoint(s) Antoinette D. Brkovich, Patricia F. Conner, Erin J. Dugan, C. Todd Gibson, Cristina M. Rice and Victor R. Siclari, or any of them true and lawful proxies, with power of substitution of each, to vote all shares of the Acquired Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on October 14, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, at 2:00 p.m. (local time) and at any adjournment thereof.

Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The proxies named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THAT MATTER.

PROPOSAL

    TO APPROVE OR DISAPPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE VISION FUNDS, ON BEHALF OF THE ACQUIRED FUND, AND VISION FUNDS, ON BEHALF OF ITS PORTFOLIO, VISION MID CAP STOCK FUND

PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS  X

KEEP THIS PORTION FOR YOUR RECORDS.

--------------------------------------------------------------

DETACH AND RETURN THIS PORTION ONLY.

VISION CAPITAL APPRECIATION FUND,
a portfolio of VISION GROUP OF FUNDS, INC.

RECORD DATE SHARES: _________________

                              VOTE ON THE PROPOSAL

                               FOR AGAINST ABSTAIN



Please sign EXACTLY as your name(s) appear(s) above. When signing as attorney, executor, administrator, guardian, Director, custodian, etc., please give your full title as such. If a corporation or partnership, please sign the full name by an authorized officer or partner. If stock is owned jointly, all owners should sign.

-----------------------------------

-----------------------------------
Signature(s) of Shareholder(s)

Date: _________________________________